EXHIBIT 10.13

FOURTH AMENDMENT

TO

OPTION PURCHASE AGREEMENT

This FOURTH AMENDMENT TO OPTION PURCHASE AGREEMENT, (the “Fourth Amendment”), is made and entered into to be effective as of the 15th day of May, 2006 (the “Effective Date”) by Dakota\Blackhawk, LLC, a Colorado limited liability company (“Dakota”), and Jacobs Entertainment, Inc., a Delaware corporation and/or assigns, (“JEI”).

A G R E E M E N T:

1.                            PURPOSE: Dakota and JEI desire to amend various provisions of that certain Option Purchase Agreement dated September 12, 2005, as amended by a “First Amendment to Option Purchase Agreement” dated November 11, 2005, a “Second Amendment to Option Purchase Agreement” dated effective December 9, 2005 and a “Third Amendment to Option Purchase Agreement” dated effective December 16, 2005 (collectively, the “Option Purchase Agreement”) as set forth below (sometimes Dakota and JEI are referred to singularly as a “Party” and collectively as the “Parties”).

2.                            AMENDED PROVISIONS.

A.            Exhibit “B” to the Option Purchase Agreement, the “Real Estate Sales Contract”, is hereby deleted and replaced with Exhibit “B” attached hereto and incorporated herein (a revised “Real Estate Sales Contract”). The attached revised Real Estate Sales Contract permits JEI, at its election, to pay the Purchase Price (defined in Section 2.1 of the Real Estate Sales Contract) in cash or other immediately available funds, in Purchaser’s sole discretion.

3.                            CONTINUING EFFECT. This Fourth Amendment shall be incorporated into and become a part of the Option Purchase Agreement and all other terms, conditions and obligations of the Option Purchase Agreement shall remain unchanged and in full force and effect.

4.                            CONFLICT IN TERMS. If any dispute shall arise as to a conflict in the terms of the Option Purchase Agreement and this Fourth Amendment, the terms of this Fourth Amendment shall be deemed to supersede any such conflicting terms and this Fourth Amendment shall be further deemed to govern over the Option Purchase Agreement.

5.                            ENTIRE AGREEMENT. This Fourth Amendment contains the entire understanding between the Parties hereto concerning the subject matter contained herein. There are no representations, agreements, arrangements, or understandings, oral or written, between or among the Parties hereto, relating to the subject matter of this Fourth Amendment, which are not fully expressed herein.

6.                            FURTHER ACTS. Each Party hereto agrees to perform any and all such further and additional acts and execute and deliver any and all such further and additional instruments and documents as may be reasonably necessary in order to carry out the provisions and effectuate the intent of this Fourth Amendment.

7.                            AUTHORITY. Each Party hereto represents and warrants that it has full authority to execute this Fourth Amendment and bind to this Fourth Amendment its respective partners, trustees, beneficiaries, remaindermen, directors, officers, employees, agents, advisors, attorneys, successors, assigns and personal representatives.

8.                            SEVERABILITY. If any provision hereof is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, such provisions shall be duly severable; this Fourth Amendment shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the severance of the illegal, invalid, or unenforceable provision or provisions.

9.                            GOVERNING LAW. This Fourth Amendment shall be construed in accordance with the laws of the State of Colorado.

10.                         BENEFIT. Except as otherwise provided herein, this Fourth Amendment shall be binding upon and inure to the benefit of the Parties hereto and their successors, assigns, legal representatives, heirs and legatees.

11.                         PARAGRAPH HEADINGS. All paragraph headings set forth in this Fourth Amendment are for purposes of identification and are intended for convenience only, and shall not control or affect the meaning, construction or effect of this Fourth Amendment or any provision hereof.

12.                         COUNTERPART EXECUTION. This Fourth Amendment may be executed in multiple counterparts, each of which shall be fully effective as an original, for which together shall constitute only one (1) instrument.

IN WITNESS WHEREOF, this Fourth Amendment has been executed to be effective as of the Effective Date.

DAKOTA:

DAKOTA/BLACKHAWK, LLC,
a Colorado limited liability company

By:	/s/ Roger L. Pomainville
Roger L. Pomainville, Manager

By:	/s/ Wendell G. Pickett
Wendell G. Pickett, Manager

JEI:

JACOBS ENTERTAINMENT, INC.,
a Delaware corporation

And/Or Assigns

By:	/s/ Stephen R. Roark
Printed Name: Stephen R. Roark
Title: Chief Financial Officer